CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-4 of Prudential Annuities Life Assurance Corporation Variable Account B (“Registration Statement”) of our report dated April 13, 2017 relating to the financial statements of the subaccounts listed in Appendix A, which appear in such Registration Statement. We also consent to the use in this Registration Statement of our report dated March 23, 2017, relating to the consolidated financial statements of Prudential Annuities Life Assurance Corporation, which appear in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
New York, New York
April 13, 2017

Appendix A

AST Goldman Sachs Large-Cap Value Portfolio	ProFund VP Biotechnology	AST Prudential Growth Allocation Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	ProFund VP Basic Materials	AST Advanced Strategies Portfolio
AST Government Money Market Portfolio (formerly AST Money Market Portfolio)	ProFund VP UltraBull	AST Investment Grade Bond Portfolio
AST Cohen & Steers Realty Portfolio	ProFund VP Bull	AST Bond Portfolio 2018
AST J.P. Morgan Strategic Opportunities Portfolio	ProFund VP Consumer Services	AST Bond Portfolio 2019
AST Value Equity Portfolio (formerly AST Herndon Large-Cap Value Portfolio)	ProFund VP Consumer Goods Portfolio	AST Global Real Estate Portfolio
AST High Yield Portfolio	ProFund VP Oil & Gas	AST Parametric Emerging Markets Equity Portfolio
AST Small-Cap Growth Opportunities Portfolio	ProFund VP Europe 30	AST Bond Portfolio 2016
AST WEDGE Capital Mid-Cap Value Portfolio (formerly AST Mid-Cap Value Portfolio)	ProFund VP Financials	AST Bond Portfolio 2020
AST Small-Cap Value Portfolio	ProFund VP U.S. Government Plus	AST Boston Partners Large-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio	ProFund VP Health Care	AST Jennison Large-Cap Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	ACCESS VP High Yield Fund	AST Bond Portfolio 2017
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)	ProFund VP Industrials	AST Bond Portfolio 2021
AST Lord Abbett Core Fixed Income Portfolio	ProFund VP Internet	Wells Fargo VT Intrinsic Value Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio	ProFund VP Japan	Wells Fargo VT Omega Growth Portfolio (Class 2)
AST MFS Growth Portfolio	ProFund VP Precious Metals	Wells Fargo VT Small Cap Value Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	ProFund VP Mid-Cap Growth	Wells Fargo VT Omega Growth Portfolio (Class 1)
AST Small-Cap Growth Portfolio	ProFund VP Mid-Cap Value	Wells Fargo VT Small Cap Growth Portfolio (Class 1)
AST BlackRock Low Duration Bond Portfolio	ProFund VP Pharmaceuticals	Wells Fargo VT International Equity Portfolio (Class 1)
AST BlackRock/Loomis Sayles Bond Portfolio	ProFund VP Real Estate	AST Bond Portfolio 2022
AST QMA US Equity Alpha Portfolio	ProFund VP Rising Rates Opportunity	AST Quantitative Modeling Portfolio
AST T. Rowe Price Natural Resources Portfolio	ProFund VP NASDAQ-100	AST BlackRock Global Strategies Portfolio
AST T. Rowe Price Asset Allocation Portfolio	ProFund VP Semiconductor	Invesco V.I. Diversified Dividend Fund (Series I)
AST International Value Portfolio	ProFund VP Small-Cap Growth	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)
AST MFS Global Equity Portfolio	ProFund VP Short Mid-Cap	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)
AST J.P. Morgan International Equity Portfolio	ProFund VP Short NASDAQ-100	Wells Fargo VT Opportunity Fund (Class 1)
AST Templeton Global Bond Portfolio	ProFund VP Short Small-Cap	Wells Fargo VT Opportunity Fund (Class 2)
AST International Growth Portfolio	ProFund VP Small-Cap Value	AST Prudential Core Bond Portfolio
AST Wellington Management Hedged Equity Portfolio	ProFund VP Technology	AST Bond Portfolio 2023
AST Capital Growth Asset Allocation Portfolio	ProFund VP Telecommunications	AST New Discovery Asset Allocation Portfolio
AST Academic Strategies Asset Allocation Portfolio	ProFund VP UltraMid-Cap	AST Western Asset Emerging Markets Debt Portfolio
AST Balanced Asset Allocation Portfolio	ProFund VP UltraNASDAQ-100	AST MFS Large-Cap Value Portfolio
AST Preservation Asset Allocation Portfolio	ProFund VP UltraSmall-Cap	Invesco V.I. Mid Cap Growth Fund (Series I)
AST Schroders Global Tactical Portfolio	ProFund VP Utilities	AST Bond Portfolio 2024
AST RCM World Trends Portfolio	ProFund VP Large-Cap Growth	AST AQR Emerging Markets Equity Portfolio
AST J.P. Morgan Global Thematic Portfolio	ProFund VP Large-Cap Value	AST ClearBridge Dividend Growth Portfolio
AST Goldman Sachs Multi-Asset Portfolio	Rydex VT Nova	AST QMA Emerging Markets Equity Portfolio
AST Western Asset Core Plus Bond Portfolio	Rydex VT NASDAQ-100	Columbia Variable Portfolio Government Money Market Fund (Class 1) (formerly Columbia Variable Portfolio-Cash Management Fund)
Davis Value Portfolio	Rydex VT Inverse S&P 500 Strategy	Columbia Variable Portfolio - Income Opportunities (Class 1)
Columbia Variable Portfolio - Asset Allocation Fund (Class 1)	Invesco V.I. Global Health Care Fund (Series I)	AST BlackRock iShares ETF Portfolio
Columbia Variable Portfolio - Small Company Growth Fund (Class 1)	Invesco V.I. Technology Fund (Series I)	AST Defensive Asset Allocation Portfolio
Prudential SP International Growth Portfolio (Class I)	Wells Fargo VT Index Asset Allocation Fund (Class 2)	AST AQR Large-Cap Portfolio
NVIT Developing Markets Fund	Wells Fargo VT International Equity Portfolio (Class 2)	AST QMA Large-Cap Portfolio
ProFund VP Asia 30	Wells Fargo VT Small Cap Growth Portfolio (Class 2)	AST Bond Portfolio 2025
ProFund VP Banks	Wells Fargo VT Total Return Bond	AST Bond Portfolio 2026
ProFund VP Bear	AST FI Pyramis Quantitative Portfolio	AST Bond Portfolio 2027
NVIT Emerging Markets Fund (Class D)